UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2019

Item 1. Report to Stockholders.

TRILLIUM P21 GLOBAL EQUITY FUND

TRILLIUM SMALL/MID CAP FUND

ANNUAL REPORT

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the Trillium Mutual Funds will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website at www.trilliummutualfunds.com. Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling (866) 209-1962.

For the Year Ended
June 30, 2019

Disclosures

The information provided herein represents the opinion of the Portfolio Managers of the Trillium P21 Global Equity Fund and Trillium Small/Mid Cap Fund (the "Funds") and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting methods. Investing in foreign securities is riskier than investing in domestic securities. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Funds’ environmental policy could cause them to make or avoid investments that could result in the portfolios underperforming similar funds that do not have an environmental policy. There are no assurances that the Funds will achieve their objective and/or strategy.

The Funds’ holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedules of Investments in the report for complete portfolio holdings.

The sectors and/or the industries, as applicable, are determined using the Global Industry Classifications Standard (GICS¨).  GICS¨ was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s ("S&P").  GICS¨ is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Funds’ administrator, U.S. Bancorp Fund Services, LLC.

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index.  The excess return of the mutual fund relative to the return of the benchmark index is a mutual fund’s alpha.

Basis points (bps) are units of measure for interest rates and other percentages, commonly used to describe the percentage change in interest rates, bond yields, and other financial instruments.  One basis point is equal to 1/100th of 1%, or 0.01% (0.0001).

Free cash flow represents cash that a company is able to generate after laying out the money required to maintain and expand the company’s asset base.  Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Returns reported reflect the net total return index, which reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non- resident institutional investors who do not benefit from double taxation treaties.

The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index is available for a number of regions, market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries.

The S&P 500® Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance.  This index includes the reinvestment of dividends.  The index does not incur expenses and is not available for investment.

The S&P 1000®  Index combines the S&P MidCap 400¨ and the S&P SmallCap 600¨ to form a benchmark for the mid- to small-cap segment of the U.S. equity market.

Standard deviation is a statistical measurement used to indicate the volatility of an investment.

An investment cannot be made directly in an index.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Table of Contents

Trillium P21 Global Equity Fund

A Message to Our Shareholders	2

Country Allocation	6

Performance Chart and Analysis	7

Schedule of Investments	9

Trillium Small/Mid Cap Fund

A Message to Our Shareholders	14

Sector Allocation	18

Performance Chart and Analysis	19

Schedule of Investments	20

Statements of Assets and Liabilities	24

Statements of Operations	27

Statements of Changes in Net Assets	28

Financial Highlights	31

Notes to Financial Statements	34

Report of Independent Registered Public Accounting Firm	47

Expense Examples	48

Trustees and Executive Officers	50

Additional Information	54

Privacy Notice	57

Trillium P21 Global Equity Fund

Dear Shareowners, Friends and Clients,

The Trillium P21 Global Equity Fund (the "Fund" or "Global Equity Fund") outperformed the MSCI ACWI NTR ("ACWI") over the past year on a net-of-fees basis by over 300 basis points. The Global Equity Fund’s Institutional Class NAV increased 8.81% compared with a 5.74% return for the ACWI.  Longer-term, the Global Equity Fund has generated positive alpha over the past 3, 5 and since inception periods with lower volatility over the past 3, 5 and 10 year periods.

Security selection provided the majority of the positive contribution to performance returns during the year while currency was a drag on relative returns.

Standard Deviation as of June 30, 2019	3 Year	5 Year	10 Year	Since Inception
Retail (PORTX)	10.99	11.27	12.85	15.72
Institutional (PORIX)	10.99	11.27	12.85	15.72
MSCI ACWI	11.32	11.79	13.49	15.45

Performance as of	6	1	3	5	10	Since	Inception
June 30, 2019	Months	Year	Year	Year	Year	Inception	Date
Retail (PORTX)	17.52%	8.52%	12.78%	7.48%	9.62%	5.99%	9/30/1999
Institutional (PORIX)	17.67%	8.81%	13.08%	7.76%	9.93%	5.43%	3/30/2007
MSCI ACWI	16.23%	5.74%	11.62%	6.16%	10.15%	4.97%	9/30/1999

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Global Equity Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 209-1962.

Gross Expense Ratio*
Class R	1.34%
Class I	1.07%

*	Gross expense ratio is from the Global Equity Fund’s prospectus dated October 31, 2018. See the Global Equity Fund’s Financial Highlights in this report for the most current expense ratios.

From a sector perspective, positive contribution was realized within eight of the eleven economic sectors.  Being fossil fuel free was a tailwind for the year as Energy was the weakest performing sector.  The Materials and Financials sectors were also big contributors.  Global Equity Fund’s Real Estate and Consumer Staples sector performance lagged. Geographically, the Global Equity Fund was overweight to Western Europe and underweight compared to North America, which detracted from performance. Nevertheless, stock selection was positive in both regions.  Allocation and selection were both positive for Asia Pacific.

Performance Leaders:

Ball Corporation was a top contributor to returns, up almost 100% for the year.  The world leader in aluminum packaging continues to post strong results, helped by synergies from its 2016 merger with Rexam.  With increased negative focus on plastic packaging, aluminum’s higher recycling rate, higher recycled content and lower weight make it an attractive alternative.

MSCI, INC. was another large yearly contributor, up 46% as demand for its indexes and analytics continued to grow from both active and passive investors.  The company recognized early that Environmental, Social, and Governance (ESG) investing was on the rise and has established a leading position in ratings and research.  This division has grown at a 25% annual rate since 2010 and has helped customers integrate ESG into their investment processes.

Performance Laggards:

Panasonic was the period’s largest detractor, down almost 40%.  The company’s position as the sole battery supplier for Tesla was a main part of our investment thesis for the stock.  Unfortunately, Panasonic revealed that it was having trouble making a profit on those batteries leading us to exit our position.

IPG Photonics had a rough year, down 30%.  The manufacturer of fiber lasers was a victim of real and perceived worries over continuing trade issues with China.  We believe the company’s vertically integrated model, higher efficiency products and expanding end markets will make it a long-term success despite current headwinds.

New Positions:

Among new companies added to the portfolio during the year was Kerry Group.  The Irish-based company provides specialty ingredients and flavors as well as packaged food products.  As consumer tastes run more toward fresh, healthy, local, and natural foods, Kerry helps its customers formulate products with improved nutrition, regional flavors and fewer artificial ingredients.

Also added was Levi Strauss, a well-known apparel brand that went public in 2019.  The inventor of blue jeans utilizes a life cycle approach to understand the direct and indirect impacts of its products.  The company is an industry leader in working to reduce the impacts of growing cotton and reducing chemical use, while also being active on social and environmental issues through advocacy.

Markets:

Where to begin?

•	We are now in the midst of the longest U.S. economic expansion ever

•	Best return in June for equities in the S&P 500 since 1955

•	Best First Half since 1997 During June, stocks, bonds and real estate hit all-time highs

•	For only the second time, all 38 asset classes had positive monthly returns in June

Despite all the records, the basis of the recent asset gains has not necessarily been strengthening economic fundamentals.  The rally is due at least partially to expectations of continued "dovishness" or lending availability on the part of the world’s central banks.  However, more rate cuts or not, at some point all the liquidity injected into the global economy must translate into organic growth for markets to continue their upward climb.

Leading the market to all these records has been U.S. stocks.  In spite of the relative underperformance in Q2, U.S. stocks have had a great decade, as shown in the chart below.  However, the chart also illustrates how things change over time.   Over our nearly 20 year history, we have found that global equity strategies can provide diversification benefits.

Source: Movement Capital. Graph uses annual return data on the S&P 500 (U.S. Stocks) and the MSCI EAFE (International Stocks) indices.

Advocacy:

Through our dialogues, shareholder proposals, public statements, and other engagements we strive to influence portfolio companies and achieve our mission to promote social and environmental change while seeking to provide both impact and performance to our investors.

Over the last year, Trillium Asset Management implemented a comprehensive approach to corporate diversity by engaging companies in the three critical areas: board diversity, executive leadership team diversity, and workforce diversity. We did so out of recognition that each area needs focused attention to ensure that companies are addressing the issue effectively and comprehensively.

We filed a shareholder proposal at Travelers, asking them to report comprehensive workforce diversity data and a description of policies/programs focusing on increasing gender and racial diversity in the workplace. The resolution received a 50.9% vote in favor of full EEO-1 diversity disclosure.

Demonstrating the growing importance of this issue to investors, this majority vote came after two years of votes in the mid-30s and weak attempts by the company to produce minimal amounts of diversity data.

Corporate disclosure of environmental, social, and governance (ESG) policies, practices, and performance is a vital piece of information for investors as we seek to ensure companies are adequately managing their ESG impacts. We have filed shareholder proposals seeking sustainability reports at several companies including Quanta Services. We were able to withdraw the proposal following the company’s commitment to publish a sustainability report in 2019.

As IRS rules continue to allow organizations to hide indirect political spending, investors keep engaging companies to promote political spending disclosures. As the Supreme Court recognized in its 2010 Citizens United decision, "[D]isclosure permits citizens and shareholders to react to the speech of corporate entities in a proper way. This transparency enables the electorate to make informed decisions and give proper weight to different speakers and messages." In November, we filed a shareholder proposal at American Water Works seeking comprehensive disclosure so that investors can fully evaluate the use of corporate assets in elections. The proposal received a 37% vote at the company’s May annual meeting.

The 20th anniversary of the Global Equity Fund is coming up fast – September 30, 2019.  We would like to take a moment to thank our shareowners, some of whom have been with us since inception, for your faith and trust.  When we began contemplating a fund based on rigorous environmental criteria back in 1998, we felt that companies who "got it" would have a competitive advantage over companies who did not.  And, at least so far, the performance numbers support that simplified thesis.  While the broader investment marketplace has become more developed and complex since the Global Equity Fund’s inception, consistent outperformance depends on having an "edge" and we believe our intense ESG focus continues to give us that competitive advantage.  So thank you again for your confidence, we look forward to continuing to serve you for years to come.

Sincerely,

Jim Madden	Matthew Patsky	Patrick Wollenberg
Portfolio Manager	Portfolio Manager	Portfolio Manager

Trillium P21 Global Equity Fund

COUNTRY ALLOCATION at June 30, 2019 (Unaudited)

Country	Portfolio Value	Percent of Net Assets

Australia	$9,477,872	1.7%
Belgium	3,740,644	0.7%
Brazil	6,236,171	1.1%
Canada	12,959,238	2.3%
China	6,505,366	1.2%
Colombia	2,945,636	0.5%
Denmark	11,922,430	2.1%
France	25,459,379	4.6%
Germany	18,388,025	3.3%
Hong Kong	18,858,953	3.4%
India	6,762,080	1.2%
Indonesia	3,859,064	0.7%
Ireland	20,920,629	3.7%
Japan	33,052,015	5.9%
Kenya	2,661,965	0.5%
Netherlands	15,566,564	2.8%
New Zealand	3,120,750	0.6%
Norway	2,795,047	0.5%
Portugal	4,352,175	0.8%
South Africa	2,800,524	0.5%
South Korea	6,372,733	1.1%
Spain	9,938,215	1.8%
Sweden	12,592,612	2.3%
Switzerland	17,453,712	3.1%
Taiwan	5,797,160	1.0%
United Kingdom	20,296,853	3.6%
United States	273,411,064	48.8%
Other Assets in Excess
of Liabilities:	1,010,709	0.2%
Total	$559,257,585	100.0%

Trillium P21 Global Equity Fund – Retail Class
Value of $10,000 vs MSCI ACWI Index
(Unaudited)

Average Annual Returns for the periods ended June 30, 2019

	1 Year	5 Year	10 Year	Value
Global Equity Fund – Retail Class	8.52%	7.48%	9.62%	$25,063
MSCI ACWI Index	5.74%	6.16%	10.15%	$26,285

This chart illustrates the performance of a hypothetical $10,000 investment made on June 30, 2009, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable for the Fund and dividends for an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-853-1311.

Trillium P21 Global Equity Fund – Institutional Class
Value of $100,000 vs MSCI ACWI Index
(Unaudited)

Average Annual Returns for the periods ended June 30, 2019

	1 Year	5 Year	10 Year	Value
Global Equity Fund – Institutional Class	8.81%	7.76%	9.93%	$257,704
MSCI ACWI Index	5.74%	6.16%	10.15%	$262,855

This chart illustrates the performance of a hypothetical $100,000 investment made on June 30, 2009, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable for the Fund and dividends for an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-853-1311.

Trillium P21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2019

Shares		Value
COMMON STOCKS: 96.2%

Automobiles & Components: 2.0%
45,000	Aptiv PLC
	(Ireland)	$3,637,350
640,000	BYD Co. Ltd.
	(China)	3,869,749
28,000	Cie Generale des
	Etablissements
	Michelin SCA
	(France)	3,540,362
		11,047,461

Banks: 8.3%
288,160	Amalgamated
	Bank – Class A
	(United States) (d)	5,028,392
12,500,000	Bank Rakyat
	Indonesia Persero
	Tbk PT (Indonesia)	3,859,064
150,000	DNB ASA (Norway)	2,795,047
7,000,000	Equity Group Holdings
	Ltd. (Kenya)	2,661,965
175,000	Hang Seng Bank
	Ltd. (Hong Kong)	4,355,835
52,000	HDFC Bank Ltd. –
	ADR (India)	6,762,080
57,000	KBC Group NV
	(Belgium)	3,740,644
37,000	PNC Financial
	Services Group, Inc.
	(United States)	5,079,360
110,000	Sumitomo Mitsui
	Trust Holdings,
	Inc. (Japan)	3,996,478
19,600	SVB Financial Group
	(United States) (a)	4,401,964
59,000	The Toronto
	Dominion Bank
	(Canada)	3,447,505
		46,128,334

Capital Goods: 9.6%
150,000	Assa Abloy AB –
	Class B (Sweden)	3,384,404
110,000	Atlas Copco AB –
	Class A (Sweden)	3,525,022
63,000	Daifuku Co.
	Ltd. (Japan)	3,558,443
200,000	Epiroc AB – Class A
	(Sweden) (a)	2,083,866
47,000	Ferguson PLC
	(Switzerland)	3,345,939
6,700	Geberit AG
	(Switzerland)	3,131,758
47,000	Hexcel Corp.
	(United States)	3,801,360
35,000	Ingersoll-Rand
	PLC (Ireland)	4,433,450
60,000	Kingspan Group
	PLC (Ireland)	3,258,474
75,000	Koninklijke Philips
	NV (Netherlands)	3,260,696
35,900	Nidec Corp. (Japan)	4,930,326
111,000	Quanta Services, Inc.
	(United States)	4,239,090
21,000	Rockwell
	Automation, Inc.
	(United States)	3,440,430
41,000	Siemens AG
	(Germany)	4,881,270
500,000	Zhuzhou CRRC
	Times Electric Co.
	Ltd. (China)	2,635,617
		53,910,145

Commercial & Professional Services: 3.2%
3,425,925	China Everbright
	International Ltd.
	(Hong Kong)	3,164,336
72,000	Herman Miller, Inc.
	(United States)	3,218,400
170,000	Recruit Holdings Co.
	Ltd. (Japan)	5,691,922
51,000	Waste Management,
	Inc. (United States)	5,883,870
		17,958,528

Consumer Durables & Apparel: 3.1%
25,371	EssilorLuxottica SA
	(France)	3,308,137
7,500	Kering SA (France)	4,426,673

The accompanying notes are an integral part of these financial statements.

Trillium P21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2019, Continued

Shares		Value
Consumer Durables & Apparel (Continued)
165,000	Levi Strauss & Co. –
	Class A (United
	States) (a) (b)	$3,445,200
70,000	Nike, Inc. – Class B
	(United States)	5,876,500
		17,056,510
Consumer Services: 2.1%
23,000	Bright Horizons
	Family Solutions, Inc.
	(United States) (a)	3,470,010
177,884	Compass Group PLC
	(United Kingdom)	4,264,210
29,000	Marriott International,
	Inc. – Class A
	(United States)	4,068,410
		11,802,630
Diversified Financials: 4.2%
90,000	Bank of New York
	Mellon Corp.
	(United States)	3,973,500
575,000	FirstRand Ltd.
	(South Africa)	2,800,524
110,000	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc. – REIT
	(United States)	3,099,800
76,300	Intercontinental
	Exchange, Inc.
	(United States)	6,557,222
30,000	MSCI, Inc.
	(United States)	7,163,700
		23,594,746
Food & Staples Retailing: 1.6%
270,000	Jeronimo Martins,
	SGPS, SA
	(Portugal)	4,352,175
209,000	Koninklijke Ahold
	Delhaize NV
	(Netherlands)	4,691,987
		9,044,162

Food, Beverage & Tobacco: 3.1%
41,000	Danone SA
	(France)	3,471,562
175,000	Darling Ingredients,
	Inc. (United
	States) (a)	3,480,750
37,000	Kerry Group PLC –
	Class A (Ireland)	4,417,795
37,000	McCormick & Co.,
	Inc. (United States)	5,735,370
		17,105,477
Health Care Equipment & Services: 5.1%
28,000	Cochlear Ltd.
	(Australia)	4,076,684
31,000	Coloplast A/S –
	Class B (Denmark)	3,504,204
90,000	CVS Health Corp.
	(United States)	4,904,100
25,000	Edwards Lifesciences
	Corp. (United
	States) (a)	4,618,500
300,000	Fisher & Paykel
	Healthcare Corp.
	Ltd. (New Zealand)	3,120,750
60,000	Henry Schein, Inc.
	(United States) (a)	4,194,000
67,000	Sysmex Corp.
	(Japan)	4,383,146
		28,801,384
Household & Personal Products: 2.9%
117,000	Essity AB – Class B
	(Sweden)	3,599,320
40,000	Kao Corp. (Japan)	3,052,175
18,000	L’Oreal SA
	(France) (d)	5,117,908
76,000	Unilever NV –
	Dutch Cert
	(Netherlands)	4,617,622
		16,387,025
Insurance: 3.2%
420,000	AIA Group Ltd.
	(Hong Kong)	4,535,539

The accompanying notes are an integral part of these financial statements.

Trillium P21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2019, Continued

Shares		Value

Insurance (Continued)
18,000	Allianz SE
	(Germany)	$4,341,173
690,000	Aviva PLC
	(United Kingdom)	3,654,639
35,000	The Travelers
	Companies, Inc.
	(United States)	5,233,200
		17,764,551

Materials: 6.1%
40,000	Air Liquide (France)	5,594,737
108,000	Ball Corp.
	(United States)	7,558,920
55,935	Croda International
	PLC (United
	Kingdom)	3,638,379
43,000	Ecolab, Inc.
	(United States)	8,489,920
72,100	Johnson Matthey
	PLC (United
	Kingdom)	3,048,225
550,000	Klabin SA (Brazil)	2,350,421
71,000	Novozymes A/S –
	Class B (Denmark)	3,310,505
		33,991,107

Media & Entertainment: 2.4%
9,150	Alphabet, Inc. –
	Class A (United
	States) (a)	9,907,620
150,000	RELX PLC
	(United Kingdom)	3,638,182
		13,545,802

Pharmaceuticals, Biotechnology &
Life Sciences: 6.4%
23,600	CSL Ltd. (Australia)	3,573,604
87,000	Gilead Sciences, Inc.
	(United States)	5,877,720
78,500	Merck & Co., Inc.
	(United States)	6,582,225
30,000	Merck KGaA
	(Germany)	3,133,540
100,000	Novo-Nordisk A/S –
	Class B (Denmark)	5,107,721
25,300	Roche Holdings
	AG (Switzerland)	7,114,053
20,300	Waters Corp.
	(United
	States) (a) (b)	4,369,372
		35,758,235

Real Estate: 2.6%
300,000	British Land Co.
	PLC – REIT
	(United Kingdom)	2,053,218
120,000	Daiwa House
	Industry Co. Ltd.
	(Japan)	3,506,486
29,000	Jones Lang LaSalle,
	Inc. (United States)	4,080,010
200,000	Lendlease Group –
	Stapled Security
	(Australia)	1,827,584
20,000	Unibail-Rodamco-
	Westfield – REIT
	(Netherlands)	2,996,259
		14,463,557

Retailing: 3.8%
125,000	Industria de Diseno
	Textil SA (Spain)	3,760,912
50,000	Target Corp.
	(United States)	4,330,500
160,000	The TJX Companies,
	Inc. (United States)	8,460,800
44,000	Tractor Supply Co.
	(United States)	4,787,200
		21,339,412

Semiconductors & Semiconductor
Equipment: 4.3%
75,000	Applied Materials,
	Inc. (United States)	3,368,250
25,000	NVIDIA Corp.
	(United States)	4,105,750
156,500	Samsung Electronic
	Co. Ltd.
	(South Korea)	6,372,733

The accompanying notes are an integral part of these financial statements.

Trillium P21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2019, Continued

Shares		Value

Semiconductors & Semiconductor
Equipment (Continued)
148,000	Taiwan
	Semiconductor
	Manufacturing Co.
	Ltd. – ADR
	(Taiwan)	$5,797,160
38,000	Texas Instruments,
	Inc. (United States)	4,360,880
		24,004,773

Software & Services: 10.2%
28,000	Accenture PLC –
	Class A (Ireland)	5,173,560
24,000	Adobe Systems, Inc.
	(United States) (a)	7,071,600
44,300	Amadeus IT Holding
	SA (Spain)	3,510,576
21,000	ANSYS, Inc.
	(United States) (a)	4,301,220
21,000	Intuit, Inc.
	(United States)	5,487,930
84,000	Microsoft Corp.
	(United States)	11,252,640
60,000	PayPal Holdings, Inc.
	(United States) (a)	6,867,600
44,000	SAP SE (Germany)	6,032,042
43,800	Visa, Inc. – Class A
	(United States)	7,601,490
		57,298,658

Technology Hardware & Equipment: 3.9%
44,000	Apple, Inc.
	(United States)	8,708,480
150,000	Cisco Systems, Inc.
	(United States)	8,209,500
30,000	IPG Photonics Corp.
	(United States) (a)	4,627,500
		21,545,480

Telecommunication Services: 2.5%
90,000	BCE, Inc. (Canada)	4,094,689
460,000	China Mobile Ltd.
	(Hong Kong)	4,187,686
100,000	Verizon
	Communications,
	Inc.
	(United States)	5,713,000
		13,995,375

Transportation: 3.1%
23,000	Canadian Pacific
	Railway Ltd.
	(Canada)	5,417,044
42,000	East Japan Railway
	Co. (Japan)	3,933,039’
26,000	Kuehne + Nagel
	International AG
	(Switzerland)	3,861,962
40,000	United Parcel
	Service, Inc. –
	Class B
	(United States)	4,130,800
		17,342,845

Utilities: 2.5%
50,000	American Water
	Works Co., Inc.
	(United States)	5,800,000
260,000	EDP Renovaveis
	SA (Spain)	2,666,727
9,500,000	Huaneng Renewables
	Corp. Ltd.
	(Hong Kong)	2,615,557
530,000	Interconexion
	Electrica SA ESP
	(Colombia)	2,945,636
		14,027,920
TOTAL COMMON STOCKS
(Cost $360,148,852)		537,914,117

The accompanying notes are an integral part of these financial statements.

Trillium P21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2019, Continued

Shares		Value
PREFERRED STOCKS: 0.7%

Banks: 0.7%
412,500	Itau Unibanco
	Holding SA – ADR
	(Brazil)	$3,885,750

TOTAL PREFERRED STOCKS
(Cost $1,929,175)		3,885,750

SHORT-TERM INVESTMENT: 2.8%

Money Market Funds: 2.8%
15,939,109	Invesco –
	Government
	& Agency
	Portfolio –
	Institutional Class,
	2.269% (United
	States) (c)	15,939,109

TOTAL SHORT-TERM
INVESTMENT
(Cost $15,939,109)		15,939,109

INVESTMENTS PURCHASED WITH
PROCEEDS FROM SECURITIES LENDING: 0.1%
507,900	First American
	Government
	Obligations Fund,
	Class Z, 2.265%
	(United States) (c)	507,900

TOTAL INVESTMENTS
PURCHASED WITH
PROCEEDS FROM
SECURITIES LENDING
(Cost 507,900)		507,900

TOTAL INVESTMENTS
IN SECURITIES: 99.8%
(Cost $378,525,036)		558,246,876
Other Assets in Excess
of Liabilities: 0.2%		1,010,709
TOTAL NET ASSETS: 100.0%		$559,257,585

(a)	Non-income producing security.
(b)	This security or a portion of this security was out on loan at June 30, 2019. As of June 30, 2019 the value of loaned securities was $498,896 or 0.1% of net assets.
(c)	Annualized seven-day yield as of June 30, 2019.
(d)	All or a portion of this security is considered illiquid. As of June 30, 2019, the value of illiquid securities was $10,146,300 or 1.8% of net assets.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

Dear Shareowners, Friend, and Clients,

The Trillium Small/Mid Cap Fund (the "Fund" or "SMID Fund") slightly outperformed its benchmark (after fees) for the 12 month period ending June 30, 2019.  The SMID Fund gained 0.32% for that period on a net-of-fees basis, while the S&P 1000 Index declined 0.60%.  Relative to the S&P 1000® ¨, the contribution from sector weighting was positive as the SMID Fund’s underweight in Energy was a significant benefit given the 40% decline in that benchmark sector for the last twelve months.  The SMID Fund also benefited from its overweight to Information Technology and its underweight to Real Estate.  The benefit was partially offset by the SMID Fund’s underweight to Communication Services and overweight to Consumer Staples.  Stock selection was positive, with strong contribution from Healthcare and Consumer Discretionary, while Consumer Staples and Energy were the largest drags.

Performance as of	6	1	3	Since Inception
June 30, 2019	Months	Year	Year	August 31, 2015
Institutional (TSMDX)	18.50%	0.32%	11.34%	8.02%
S&P 1000® ¨	16.65%	-0.60%	11.22%	10.60%

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 209-1962.

Expense Ratio*
Gross	2.19%
Net	0.98%

*
Gross expense ratio is from the SMID Fund’s prospectus dated October 31, 2018. See the SMID Fund’s Financial Highlights in this report for the most current expense ratios.  The Adviser has contractually agreed to waive certain fees through October 31, 2019.  The net expense ratio is applicable to investors.

As the expansionary cycle reaches new records for length, investors (including ourselves) closely monitor the economic landscape for signs that may indicate when this upward trajectory may end.  As such, equity performance is likely to remain volatile, as each data point is scrutinized to determine whether it is short term "noise" or the first signs of a weaker trend.  In this environment, our stock and our Environmental, Social, and Governance (ESG) centric investment philosophy remains consistent as the strategy stays fairly close to our benchmark.  And, as always, we will continue to monitor valuations; looking to monetize certain winners and reallocating the funds to Small/Mid Cap Core (SMID) names that we feel have been overly penalized by this broader market volatility.

Performance Leaders (LTM):

Zendesk (+63%), a customer service software provider, was a top performer.  The company’s core customer engagement platform continues to outpace very high expectations and this has led to excellent sales growth and faster than expected free cash flow generation. Zendesk continues to take market share and execute on its long-term strategic vision.

Cypress Semiconductor (+47%) was a top performer, who announced in early June that it was being acquired by Infineon.  We had added to the position earlier in the year on weakness, leaving it a top portfolio position at the time of the announcement.

Performance Laggards (LTM):

The largest detractor was United Natural Foods (-79%), a natural and specialty food distributor, which has struggled since announcing the acquisition of competitor, SuperValu, last July.  It was a defensive acquisition to lower the importance of its largest customer, Whole Foods (Amazon), to the combined company, as the food distribution industry consolidates.  A negative business update on the acquired SuperValu business late in 2018, combined with higher than anticipated financing costs in the face of rising interest rates, soured the sentiment further on an acquisition that was already viewed skeptically by investors.

Tailored Brands (-76%), After appearing to have gotten traction back in the business after digesting the large acquisition of Joseph A. Banks last year, sales in its core men’s clothing seems to have stalled again, with the Company reporting negative same store sales in early 2019.  A new CEO has taken the helm, but we will monitor it to see if the secular industry challenges may just be too difficult to overcome.

Portfolio Positioning

In the first half of 2019, in addition to our opportunistic additions on weakness (Cambrex, Wabtec) and trims on strength (lululemon, F5 Networks), we moved the portfolio slightly more toward stability. We repurchased Northwestern, multi-utility, Avista Corporation, after a failed merger.  The Company was intended to be acquired by Canadian utility, Hydro One, and we had exited the position in the middle of last year as it neared its acquisition price.  However, the merger was terminated in January due to an inability to obtain the regulatory approvals necessary for the proposed merger, sending the stock back to pre-merger levels; providing an opportunity for us to reinvest.  We also added to food manufacturer, Lamb Weston and healthcare consumables supplier, West Pharmaceuticals.

In addition, we added a handful of new positions while exiting a few smaller positions where we didn’t have sufficient conviction to remain holders (Owen Illinois, WisdomTree Financial).   Two names we added were Burlington Stores, an off priced retailer, and Ingevity Corporation, a specialty chemical company.  Burlington’s stock has been volatile as of late given choppy near-term same store sales trends, so we took advantage of this to build a position.  We like Burlington’s model given its ability to drive traffic into the store with its "treasure hunt" nature and the historically more stable sales trends during various economic environments.  In addition, a new CEO who came from larger competitor Ross Stores, starts this Fall, which should help with consistency of execution.  Ingevity produces high-performance activated carbon materials as well as additives and intermediate chemicals all derived largely from renewable raw materials, mainly hardwood sawdust and crude tall oil CTO (from pine wood). Its Performance Materials segment is the global leader in manufacturing activated carbon products used in gasoline vapor emission control systems. These activated carbon products help carmakers reduce "evaporative emissions" emanating from a vehicle’s gas tank.  As tighter emission standards are adopted globally, Ingevity should see a meaningful growth ramp in volume and per vehicle content in its activated carbon business.

Advocacy:

Through our dialogues, shareholder proposals, public statements, and other engagements we strive to influence portfolio companies and achieve our mission to promote social and environmental change while seeking to provide both impact and performance to our investors.

Over the last year, Trillium implemented a comprehensive approach to corporate diversity by engaging companies in the three critical areas: board diversity, executive leadership team diversity, and workforce diversity. We did so out of recognition that each area needs focused attention to ensure that companies are addressing the issue effectively and comprehensively.

Trillium filed what we believe are the first of their kind proposals on executive team diversity, where the gender wage gap is most pronounced. At Newell Brands, which is in the middle of a CEO search, the proposal we filed received a remarkable 56.6% of the vote this past June. This vote came shortly after Trillium led an investor letter urging Newell to include diverse candidates in its CEO search.

We have continued our decades long efforts on workforce diversity. At Carter’s we were able to withdraw our diversity proposal when the company committed to strengthen its public disclosures related to workforce diversity and inclusion before the end of the year.

Corporate disclosure of environmental, social, and governance (ESG) policies, practices, and performance is a vital piece of information for investors as we seek to ensure companies are adequately managing their ESG impacts. Trillium filed a shareholder proposal at Middleby, asking the company to issue a report discussing its environmental, social, and governance policies and performance including a discussion of greenhouse gas (GHG) emissions management strategies and metrics. We were able to successfully withdraw our proposal after the company published a new Sustainability Report outlining a materiality assessment and a discussion of the company’s performance on key environmental metrics.

We look forward to serving our shareholders over the next year and thank you for your continued support.

Sincerely,

Laura McGonagle	Elizabeth Levy	Mitali Prasad
Portfolio Manager	Portfolio Manager	Portfolio Manager

Trillium Small/Mid Cap Fund

SECTOR ALLOCATION at June 30, 2019 (Unaudited)

Percent of Net Asset

Information Technology	18.4%
Industrials	18.0%
Financials	15.3%
Consumer Discretionary	12.9%
Health Care	12.3%
Real Estate	7.1%
Utilities	5.4%
Materials	4.6%
Consumer Staples	3.2%
Energy	1.8%
Communication Services	0.9%
Cash & Equivalents (a)	0.1%
Total	100.0%

(a)	Represents cash, short-term securities and other assets in excess of liabilities.

Trillium Small/Mid Cap Fund
Value of $100,000 vs S&P 1000® Index
(Unaudited)

Average Annual Returns for the periods ended June 30, 2019

			Since
			Inception
	1 Year	3 Year	8/31/2015	Value
SMID Fund	0.32%	11.34%	8.02%	$134,422
S&P 1000® ¨ Index	-0.60%	11.22%	10.60%	$147,121

This chart illustrates the performance of a hypothetical $100,000 investment made on August 31, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital for the Fund and dividends for an index, but does not reflect redemption fees.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-853-1311.

Trillium Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at June 30, 2019

Shares		Value
COMMON STOCKS: 99.9%

Automobiles & Components: 1.4%
6,497	BorgWarner, Inc.	$272,744

Banks: 6.6%
6,603	East West
	Bancorp, Inc.	308,822
2,019	First Republic Bank	197,155
730	SVB Financial
	Group (a)	163,951
20,250	Umpqua
	Holdings Corp.	335,949
6,560	Webster
	Financial Corp.	313,371
		1,319,248

Capital Goods: 11.9%
1,664	Acuity Brands, Inc.	229,482
4,219	AO Smith Corp.	198,968
6,673	Hexcel Corp.	539,712
2,389	Lincoln Electric
	Holdings, Inc.	196,662
2,995	Middleby Corp. (a)	406,422
6,502	Quanta Services, Inc.	248,311
4,489	Wabtec Corp.	322,131
2,754	Xylem, Inc.	230,345
		2,372,033

Commercial & Professional Services: 4.4%
10,807	Interface, Inc.	165,671
2,039	ManpowerGroup, Inc.	196,967
6,475	Tetra Tech, Inc.	508,612
		871,250

Consumer Durables & Apparel: 5.5%
2,121	Carter’s, Inc.	206,882
1,949	Deckers Outdoor
	Corp. (a)	342,965
13,014	Hanesbrands, Inc.	224,101
775	lululemon
	Athletica, Inc. (a)	139,663
11,552	Newell Brands, Inc.	178,132
		1,091,743

Consumer Services: 1.0%
3,300	Dave & Buster’s
	Entertainment, Inc.	133,551
3,838	Weight Watchers
	International,
	Inc. (a)	73,306
		206,857

Diversified Financials: 2.6%
867	MSCI, Inc.	207,031
5,373	Stifel Financial Corp.	317,329
		524,360

Energy: 1.8%
3,350	Core Laboratories NV	175,137
20,942	Superior Energy
	Services, Inc. (a)	27,225
7,532	Tallgrass Energy LP	159,001
		361,363

Food & Staples Retailing: 0.4%
8,055	United Natural
	Foods, Inc. (a)	72,253

Food, Beverage & Tobacco: 1.5%
4,789	Lamb Weston
	Holdings, Inc.	303,431

Health Care Equipment & Services: 8.0%
8,118	Hologic, Inc. (a)	389,826
3,935	LHC Group, Inc. (a)	470,547
1,201	Nevro Corp. (a)	77,861
4,053	Omnicell, Inc. (a)	348,680
2,432	West Pharmaceutical
	Services, Inc.	304,365
		1,591,279

Household & Personal Products: 1.3%
3,425	Church & Dwight
	Co., Inc.	250,231

Insurance: 6.1%
3,602	Hanover Insurance
	Group, Inc.	462,136
4,276	Horace Mann
	Educators Corp.	172,280
2,250	Lincoln
	National Corp.	145,013

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at June 30, 2019, Continued

Shares		Value

Insurance (Continued)
2,770	Reinsurance Group
	America, Inc.	$432,203
		1,211,632

Materials: 4.6%
1,776	Ingevity Corp. (a)	186,782
1,772	International Flavors
	& Fragrances, Inc.	257,099
4,837	Minerals
	Technologies, Inc.	258,828
3,324	Sonoco Products Co.	217,190
		919,899

Media & Entertainment: 0.9%
9,068	IMAX Corp. (a)	183,174

Pharmaceuticals, Biotechnology
& Life Sciences: 4.3%
10,565	Cambrex Corp. (a)	494,547
1,014	Ligand
	Pharmaceuticals,
	Inc. (a)	115,748
4,918	Syneos Health,
	Inc. (a)	251,261
		861,556

Real Estate: 7.1%
10,667	Acadia Realty
	Trust – REIT	291,956
9,539	Brandywine Realty
	Trust – REIT	136,598
2,878	Camden Property
	Trust – REIT	300,435
1,559	EastGroup Properties,
	Inc. – REIT	180,813
1,713	Jones Lang
	LaSalle, Inc.	241,002
5,578	LTC Properties,
	Inc. – REIT	254,691
		1,405,495

Retailing: 5.0%
1,150	Burlington Stores,
	Inc. (a)	195,673
9,766	LKQ Corp. (a)	259,873
16,761	Tailored Brands, Inc.	96,711
3,989	Tractor Supply Co.	434,003
		986,260

Semiconductors & Semiconductor
Equipment: 5.6%
25,195	Cypress
	Semiconductor
	Corp.	560,337
5,219	First Solar, Inc. (a)	342,784
3,645	Maxim Integrated
	Products, Inc.	218,044
		1,121,165

Software & Services: 8.6%
1,267	ANSYS, Inc. (a)	259,507
3,887	Blackbaud, Inc.	324,565
3,527	LogMeIn, Inc.	259,869
981	Palo Alto
	Networks, Inc. (a)	199,889
915	Paycom Software,
	Inc. (a)	207,449
5,197	Zendesk, Inc. (a)	462,688
		1,713,967

Technology Hardware & Equipment: 4.2%
1,857	IPG Photonics
	Corp. (a)	286,442
1,181	Rogers Corp. (a)	203,817
7,510	Trimble, Inc. (a)	338,776
		829,035
Transportation: 1.7%
3,650	JB Hunt Transport
	Services, Inc.	333,647
Utilities: 5.4%
4,735	Aqua America, Inc.	195,887
2,233	Atmos Energy Corp.	235,715
5,545	Avista Corp.	247,307
1,975	ONE Gas, Inc.	178,343
3,570	Ormat
	Technologies, Inc.	226,302
		1,083,554
TOTAL COMMON STOCKS
(Cost $18,787,575)		19,886,176

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at June 30, 2019, Continued

Shares		Value
SHORT-TERM INVESTMENTS: 0.2%

Money Market Funds: 0.2%
54,260	Invesco-Government
	& Agency Portfolio –
	Institutional Class,
	2.269% (b)	$54,260

TOTAL SHORT-TERM INVESTMENTS
(Cost $54,260)		54,260

TOTAL INVESTMENTS IN
SECURITIES: 100.1%
(Cost $18,841,835)		19,940,436
Liabilities in Excess of
Other Assets: (0.1)%		(27,260)
TOTAL NET ASSETS: 100.0%		$19,913,176

(a)	Non-income producing security.
(b)	Annualized seven-day yield as of June 30, 2019.
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

(This Page Intentionally Left Blank.)

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2019

	Trillium		Trillium
	P21 Global		Small/Mid
	Equity Fund		Cap Fund(b)
ASSETS
Investments in securities, at value
(cost $378,525,036 and $18,841,835)	$558,246,876	(a)	$19,940,436
Foreign Currency (cost $12 and $—)	12		—
Receivables:
Dividends and interest	1,931,801		16,758
Fund shares sold	468,263		2,033
Securities lending income, net	590		—
Due from adviser, net	—		718
Prepaid expenses	22,299		6,083
Total assets	560,669,841		19,966,028

LIABILITIES
Payables:
Payable for collateral received
for securities loaned	507,900		—
Fund shares redeemed	326,372		1,727
Investment advisory fees, net	364,718		—
Administration fees	48,663		7,560
Custody fees	28,426		1,689
Fund accounting fees	21,878		5,561
Audit fees	24,800		22,100
Distribution fees – Retail Class	37,528		—
Transfer agent fees	24,626		5,048
Chief Compliance Officer fees	1,695		1,695
Trustee fees	6,350		3,900
Other accrued expenses	19,300		3,572
Total liabilities	1,412,256		52,852
NET ASSETS	$559,257,585		$19,913,176

COMPONENTS OF NET ASSETS
Paid-in capital	$372,282,507		$18,157,994
Total distributable earnings	186,975,078		1,755,182
Net assets	$559,257,585		$19,913,176

(a)	Includes loaned securities with a market value of $498,896.

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2019, Continued

	Trillium	Trillium
	P21 Global	Small/Mid
	Equity Fund	Cap Fund(b)
Retail Class:
Net assets	$239,339,066	$—
Shares issued and outstanding (unlimited number
of shares authorized without par value)	5,341,255	—
Net asset value, offering price,
and redemption price per share	$44.81	$—
Institutional Class:
Net assets	$319,918,519	$19,913,176
Shares issued and outstanding (unlimited number
of shares authorized without par value)	7,170,792	1,610,919
Net asset value, offering price,
and redemption price per share	$44.61	$12.36

(b)	Retail Class shares are not offered as of June 30, 2019.

The accompanying notes are an integral part of these financial statements.

 (This Page Intentionally Left Blank.)

Trillium Mutual Funds

STATEMENTS OF OPERATIONS For the year ended June 30, 2019

	Trillium	Trillium
	P21 Global	Small/Mid
	Equity Fund	Cap Fund
INCOME
Dividend income (net of foreign
withholding tax and issuance fees of
$936,870 and $1,040)	$9,451,054	$248,727
Interest	193,580	5,117
Income from securities lending, net	65,981	—
Total investment income	9,710,615	253,844

EXPENSES
Investment advisory fees	4,502,862	137,695
Distribution fees – Retail Class	539,536	—
Administration fees	282,128	45,052
Sub-transfer agent fees	117,576	—
Transfer agent fees	109,628	29,633
Custody fees	169,107	7,783
Fund accounting fees	126,562	33,452
Registration fees	45,690	21,988
Reports to shareholders	41,550	2,672
Miscellaneous expenses	30,648	7,305
Audit fees	24,732	22,039
Trustee fees	22,163	13,753
Chief Compliance Officer fees	9,462	9,559
Legal fees	5,648	5,476
Insurance expense	3,546	2,612
Interest expense	1,456	—
Total expenses	6,032,294	339,019
Less: fees waived and expenses absorbed	—	(159,097)
Net expenses	6,032,294	179,922
Net investment income	3,678,321	73,922

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments and
foreign currency transactions	12,799,538	962,195
Net change in unrealized
appreciation/depreciation on:
Investments	27,699,568	(949,355)
Translation of other assets and
liabilities in foreign currency	18,630	—
Net realized and unrealized gain on investments
and foreign currency transactions	40,517,736	12,840
Net increase in net assets
resulting from operations	$44,196,057	$86,762

The accompanying notes are an integral part of these financial statements.

Trillium P21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$3,678,321	$4,213,414
Net realized gain on unaffiliated investments and
foreign currency transactions	12,799,538	16,482,414
Net change in unrealized appreciation/depreciation
on investments and translation of other assets
and liabilities in foreign currency	27,718,198	35,832,216
Net increase in net assets
resulting from operations	44,196,057	56,528,044

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders –
Retail Class	(9,303,968)	(6,211,762)[1]
Net distributions to shareholders –
Institutional Class	(11,405,485)	(6,835,471)[2]
Total distributions to shareholders	(20,709,453)	(13,047,233)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares – Retail Class[3]	(12,619,026)	(16,076,112)
Net increase in net assets derived from
net change in outstanding shares –
Institutional Class[4]	44,149,254	16,418,140
Total increase in net assets
from capital share transactions	31,530,228	342,028
Total increase in net assets	55,016,832	43,822,839

NET ASSETS
Beginning of year	504,240,753	460,417,914
End of year	$559,257,585	$504,240,753

[1]	As disclosed at June 30, 2018, includes net investment income distributions of $1,024,754 and net realized gain distributions of $5,187,008.
[2]	As disclosed at June 30, 2018, includes net investment income distributions of $1,897,142 and net realized gain distributions of $4,938,329.

The accompanying notes are an integral part of these financial statements.

Trillium P21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

[3]	Summary of capital share transactions for Retail Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2019		June 30, 2018
	Shares	Value	Shares	Value
Shares sold	569,968	$24,213,665	724,789	$30,988,910
Shares issued in
reinvestment
of distributions	240,296	8,871,737	139,736	5,948,561
Shares redeemed	(1,077,760)	(45,704,428)	(1,237,602)	(53,013,583)
Net decrease	(267,496)	$(12,619,026)	(373,077)	$(16,076,112)

[4]	Summary of capital share transactions for Institutional Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2019		June 30, 2018
	Shares	Value	Shares	Value
Shares sold	2,150,378	$90,539,225	1,337,536	$57,160,007
Shares issued in
reinvestment
of distributions	258,309	9,482,514	142,139	6,019,575
Shares redeemed	(1,320,870)	(55,872,485)	(1,103,202)	(46,761,442)
Net increase	1,087,817	$44,149,254	376,473	$16,418,140

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$73,922	$(522)
Net realized gain on investments	962,195	601,659
Change in net unrealized
appreciation/depreciation on investments	(949,355)	1,274,600
Net increase in net assets
resulting from operations	86,762	1,875,737

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(777,496)	(239,039)[1]

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares – Institutional Class[2]	3,562,002	6,965,105
Total increase in net assets
from capital share transactions	3,562,002	6,965,105
Total increase in net assets	2,871,268	8,601,803

NET ASSETS
Beginning of year	17,041,908	8,440,105
End of year	$19,913,176	$17,041,908

[1]	As disclosed at June 30, 2018, includes net realized gain distributions of $239,039.
[2]	Summary of capital share transactions for Institutional Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2019		June 30, 2018
	Shares	Value	Shares	Value
Shares sold	538,982	$6,498,666	682,138	$8,299,114
Shares issued in
reinvestment
of distributions	70,388	708,104	16,526	206,907
Shares redeemed[3]	(311,919)	(3,644,768)	(121,583)	(1,540,916)
Net increase	297,451	$3,562,002	577,081	$6,965,105

[3]	Net of redemption fees of $822 and $2,052, respectively.

The accompanying notes are an integral part of these financial statements.

Trillium P21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Retail Class

	Year Ended June 30,
	2019	2018	2017	2016	2015
Net asset value,
beginning of year	$43.21	$39.44	$35.06	$37.11	$41.76

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.23	0.30	0.27	0.22	0.18
Net realized and unrealized
gain (loss) on investments	3.09	4.52	5.71	(0.23)	(0.33)
Total from investment operations	3.32	4.82	5.98	(0.01)	(0.15)

LESS DISTRIBUTIONS:
From net investment income	(0.25)	(0.17)	(0.27)	(0.16)	(0.31)
From net realized gain	(1.47)	(0.88)	(1.33)	(1.88)	(4.19)
Total distributions	(1.72)	(1.05)	(1.60)	(2.04)	(4.50)
Net asset value, end of year	$44.81	$43.21	$39.44	$35.06	$37.11
Total return	8.52%	12.28%	17.73%	0.11%	(0.14)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$239.3	$242.4	$235.9	$256.1	$275.3
Portfolio turnover rate	16%	12%	19%	23%	36%

RATIOS:
Ratio of expenses
to average net assets	1.33%	1.34%	1.33%	1.33%	1.40%
Ratio of net investment income
to average net assets	0.55%	0.70%	0.73%	0.63%	0.46%

[1]	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Trillium P21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Institutional Class

	Year Ended June 30,
	2019	2018	2017	2016	2015
Net asset value,
beginning of year	$43.05	$39.34	$34.97	$37.05	$41.77

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.37	0.43	0.36	0.32	0.29
Net realized and unrealized
gain (loss) on investments	3.03	4.50	5.70	(0.25)	(0.33)
Total from investment operations	3.40	4.93	6.06	0.07	(0.04)

LESS DISTRIBUTIONS:
From net investment income	(0.37)	(0.34)	(0.36)	(0.27)	(0.49)
From net realized gain	(1.47)	(0.88)	(1.33)	(1.88)	(4.19)
Total distributions	(1.84)	(1.22)	(1.69)	(2.15)	(4.68)
Net asset value, end of year	$44.61	$43.05	$39.34	$34.97	$37.05
Total return	8.81%	12.59%	18.04%	0.34%	0.15%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$319.9	$261.9	$224.5	$172.7	$164.8
Portfolio turnover rate	16%	12%	19%	23%	36%

RATIOS:
Ratio of expenses
to average net assets	1.05%	1.07%	1.08%	1.08%	1.10%
Ratio of net investment income
to average net assets	0.87%	1.00%	0.97%	0.91%	0.73%

[1]	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

Institutional Class

				Period Ended
	Year Ended June 30,			June 30,
	2019	2018	2017	2016[1]
Net asset value,
beginning of year/period	$12.97	$11.46	$9.74	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.05	(0.00)[3]	0.00 [3]	0.01
Net realized and unrealized
gain (loss) on investments	(0.13)	1.73	1.89	(0.27)
Total from investment operations	(0.08)	1.73	1.89	(0.26)

LESS DISTRIBUTIONS:
From net investment income	(0.02)	—	(0.01)	—
From net realized gain	(0.51)	(0.22)	(0.16)	—
Total distributions	(0.53)	(0.22)	(0.17)	—
Paid-in capital from redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]
Net asset value, end of year/period	$12.36	$12.97	$11.46	$9.74
Total return	0.32%	15.14%	19.48%	(2.60)%[4]

SUPPLEMENTAL DATA:
Net assets, end of
year/period (millions)	$19.9	$17.0	$8.4	$3.5
Portfolio turnover rate	27%	19%	27%	11%[4]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	1.85%	2.19%	4.53%	11.08%[5]
After fees waived/recouped
and expenses absorbed	0.98%	0.98%	0.98%	0.98%[5]

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	(0.47)%	(1.21)%	(3.59)%	(9.99)%[5]
After fees waived/recouped
and expenses absorbed	0.40%	0.00%[3]	(0.04)%	0.11%[5]

[1]	The Fund commenced operations on August 31, 2015. Information presented is for the period from August 31, 2015 to June 30, 2016.
[2]	Calculated using the average shares outstanding method.
[3]	Does not round to $0.01 or $(0.01), as applicable.
[4]	Not annualized.
[5]	Annualized.

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2019

NOTE 1 – ORGANIZATION

The Trillium P21 Global Equity Fund (formerly the Portfolio 21 Global Equity Fund) and Trillium Small/Mid Cap Fund are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies." The Funds commenced operations on September 30, 1999 and August 31, 2015, respectively.

The Global Equity Fund and the SMID Fund have Retail Class and Institutional Class shares (Retail Class shares are not currently offered for SMID Fund). Institutional Class are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations. Each class of shares has equal rights as to earnings and assets except that the Retail Class bears Distribution fees. Global Equity Fund Retail Class also bears Sub-Transfer Agent fees. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of Global Equity Fund is to seek long-term capital growth by investing primarily in common stocks of companies that it believes are leaders in managing environmental risks and opportunities, have above average growth potential, and are reasonably valued. The investment objective of SMID Fund is to seek long-term capital appreciation by identifying companies that it believes are strategic leaders, based on business models that it believes are superior and have the ability to create consistent earnings growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts ("REITs"), Business Development Companies ("BDCs") and Master Limited Partnerships ("MLPs"), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2019, Continued

exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs, and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected ICE Data Service’s Fair Value Information Services ("FVIS") to provide pricing data with respect to foreign security holdings held by the Global Equity Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Global Equity Fund’s securities traded on those foreign exchanges. The Global Equity Fund utilizes a confidence interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Global Equity Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. The SMID Fund does not hold foreign securities traded on foreign exchanges.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is "fair valued," consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees (the "Board"). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

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NOTES TO FINANCIAL STATEMENTS June 30, 2019, Continued

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2019, Continued

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2019

Global Equity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles & Components	$3,637,350	$7,410,111	$—	$11,047,461
Banks	24,719,301	21,409,033	—	46,128,334
Capital Goods	19,172,804	34,737,341	—	53,910,145
Commercial &
Professional Services	9,102,270	8,856,258	—	17,958,528
Consumer Durables & Apparel	9,321,700	7,734,810	—	17,056,510
Consumer Services	7,538,420	4,264,210	—	11,802,630
Diversified Financials	20,794,222	2,800,524	—	23,594,746
Food & Staples Retailing	—	9,044,162	—	9,044,162
Food, Beverage & Tobacco	9,216,120	7,889,357	—	17,105,477
Health Care Equipment
& Services	13,716,600	15,084,784	—	28,801,384
Household & Personal Products	—	16,387,025	—	16,387,025
Insurance	5,233,200	12,531,351	—	17,764,551
Materials	18,399,261	15,591,846	—	33,991,107
Media & Entertainment	9,907,620	3,638,182	—	13,545,802
Pharmaceuticals, Biotechnology
& Life Sciences	16,829,317	18,928,918	—	35,758,235
Real Estate	7,076,269	7,387,288	—	14,463,557
Retailing	17,578,500	3,760,912	—	21,339,412
Semiconductors &
Semiconductor Equipment	17,632,040	6,372,733	—	24,004,773
Software & Services	47,756,040	9,542,618	—	57,298,658
Technology Hardware
& Equipment	21,545,480	—	—	21,545,480
Telecommunication Services	9,807,689	4,187,686	—	13,995,375
Transportation	9,547,844	7,795,001	—	17,342,845
Utilities	11,412,363	2,615,557	—	14,027,920
Total Common Stocks	309,944,410	227,969,707	—	537,914,117
Preferred Stocks
Banks	3,885,750	—	—	3,885,750
Total Preferred Stocks	3,885,750	—	—	3,885,750
Short-Term Investments	15,939,109	—	—	15,939,109
Investments Purchased
with Cash Proceeds from
Securities Lending	507,900	—	—	507,900
Total Investments in Securities	$330,277,169	$227,969,707	$—	$558,246,876

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2019, Continued

The following is a reconciliation of the Global Equity Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common Stocks
Balance as of June 30, 2018	$3,205,797
Acquisitions	—
Dispositions	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	1,822,595
Transfer in and/or out of Level 3	(5,028,392)
Balance as of June 30, 2019	$—
Change in unrealized appreciation/depreciation
for Level 3 investments held at June 30, 2019	$—

The security transferred out of Level 3 due to the security’s increased liquidity.

The Board has established a Valuation Committee to oversee valuation techniques in accordance with the adopted valuation procedures. The Board of Trustees ratifies valuation techniques quarterly.

SMID Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$19,886,176	$—	$—	$19,886,176
Short-Term Investments	54,260	—	—	54,260
Total Investments in Securities	$19,940,436	$—	$—	$19,940,436

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2019, Continued

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. As of June 30, 2019, there were no post-October losses for the Funds.

As of June 30, 2019, there were no capital loss carryovers for the Funds.

As of June 30, 2019, the Funds did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all the tax returns filed for the last three years.  The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of June 30, 2019, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2019, Continued

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities, which are determined in accordance with income tax regulations, normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value ("NAV") per share of the Funds are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities including estimated accrued expenses by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Funds are equal to each Fund’s net asset value per share. The SMID Fund charges a 2% redemption fee on shares held less than 90 days. The fee is deducted from the redemption proceeds otherwise payable to the shareholder. The SMID Fund will retain the fee charged as paid-in-capital and such fees become part of the SMID Fund’s daily NAV calculation.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2019, Continued

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2019, the following adjustments were made:

	Distributable Earnings	Paid-In Capital
Global Equity Fund	$(1,444,530)	$1,444,530
SMID Fund	(107,900)	107,900

J.
Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. Management has chosen to early adopt the eliminated or modified disclosures.

K.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.  On August 5, 2019, subsequent to the Funds’ fiscal year ended June 30, 2019, Dorothy Berry, independent trustee and chairperson of the Board passed away. At a Board meeting held August 22, 2019, Eric Falkeis, a trustee since 2011, was appointed as the new chairperson of the Board.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2019, Continued

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Trillium Asset Management, LLC (the "Adviser"), provides each Fund with investment management services under an Investment Advisory Agreement (the "Advisory Agreement"). Under each Advisory Agreement, the Adviser provides all investment advice, office space, certain administrative services, and provides most of the personnel needed by each Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.85% and 0.75% based upon the average daily net assets of the Global Equity Fund and the SMID Fund, respectively. Prior to February 28, 2019, the Global Equity Fund was entitled to a monthly fee at the annual rate of 0.90% based upon the average daily net assets. The investment advisory fees incurred by the Funds for the year ended June 30, 2019, are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit expenses for the SMID Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that the Fund’s ratio of expenses to average net assets will not exceed 0.98% for the Institutional Class. The Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board on behalf of the SMID Fund, upon sixty (60) days’ written notice to the Adviser. Any fees waived and/or Fund expenses absorbed by the Adviser pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. SMID Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board’s review and approval.  The amount of fees waived and expenses absorbed by the Adviser during the year ended June 30, 2019, is disclosed in the Statements of Operations. Any amount due from the Adviser is paid monthly to the Fund, if applicable.

As of June 30, 2019, the remaining cumulative amount the Adviser may be reimbursed is $514,874, as shown in the following table. The Adviser may recapture a portion of the above no later than the dates as stated.

Date of Expiration	Amount
June 30, 2020	$166,366
June 30, 2021	189,411
June 30, 2022	159,097
Total	$514,874

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2019, Continued

U.S. Bancorp Fund Services, LLC ("Fund Services"), doing business as U.S. Bank Global Fund Services, acts as the Funds’ administrator, fund accountant, and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended June 30, 2019, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the "Distributor") acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s shares. U.S. Bank N.A. serves as custodian to the Funds. Both the Distributor and U.S. Bank N.A. are affiliates of Fund Services.

The Funds have adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares. The Plan provides that each Fund may pay a fee to the Distributor, at an annual rate of up to 0.25% of the average daily net assets of Retail Class shares. No distribution fees are paid by Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. Distribution fees incurred by the Funds during the year ended June 30, 2019, are disclosed in the Statements of Operations. For the year ended June 30, 2019, U.S. Bank N.A., an affiliate of the Funds, received $574 in distribution fees. As of June 30, 2019, the SMID Fund Retail Class is not offered.

The Funds have entered into Sub-Transfer Agent Arrangements (the "Arrangements") with respect to the Retail Class. All Arrangements must be approved by the Board. The transfer agent fees and sub-transfer agent fees incurred by the Funds for the year ended June 30, 2019, are disclosed in the Statements of Operations.

NOTE 4 – SECURITIES LENDING

The Global Equity Fund may lend up to 33 1/3% securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the mark et value of any loaned securities at the time of the loan, plus accrued interest.

The Global Equity Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. Global Equity Fund continues to receive interest payments or dividends on the securities loaned during the

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2019, Continued

borrowing year. Global Equity Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

For Global Equity Fund, loaned securities are collateralized by cash equivalents. The cash collateral is invested by U.S. Bank N.A. in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Global Equity Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although Global Equity Fund is indemnified from this risk by contract with the securities lending agent.

As of June 30, 2019, the market value of the securities on loan and payable on collateral received is as follows:

Market Value of	Payable on
Securities on Loan	Collateral Received
$498,896	$507,900

Offsetting Assets and Liabilities. Global Equity Fund is subject to netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow Global Equity Fund to close out and net their total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty.

Gross Amounts Not
Offset in the Statements
of Assets & Liabilities
		Gross	Net
		Amounts	Amounts
		Offset	Presented
		in the	in the		Cash
		Statements	Statements		Collateral
	Gross	of Assets &	of Assets &	Financial	Pledged	Net
Liabilities	Amounts	Liabilities	Liabilities	Instruments	(Received)	Amount
Securities Lending	$507,900	$—	$507,900	$507,900	$—	$—

Global Equity Fund receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act.) The remaining contractual maturity of all the securities lending transactions is overnight and continuous.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2019, Continued

The interest income earned by Global Equity Fund on investments of cash collateral received from borrowers for the securities loaned to them ("Income from securities lending, net") is reflected in the Statements of Operations.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2019, the cost of purchases and the proceeds from the sale and maturity of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Global Equity Fund	$87,839,729	$80,709,933
SMID Fund	7,922,339	4,834,045

There were no purchases, sales or maturities of long-term U.S. Government securities during the year ended June 30, 2019.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended June 30, 2019, and the year ended June 30, 2018, was as follows:

	Ordinary Income
	June 30, 2019	June 30, 2018
Global Equity Fund	$3,651,889	$2,921,896
SMID Fund	187,338	45,784

	Long-Term Capital Gains
	June 30, 2019	June 30, 2018
Global Equity Fund	$17,057,564	$10,125,337
SMID Fund	590,158	193,255

As of June 30, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Global Equity Fund
Tax cost of Investments	$378,525,486
Unrealized Appreciation	193,672,376
Unrealized Depreciation	(13,953,125)
Net unrealized appreciation (depreciation)	179,719,251
Undistributed ordinary income	3,125,199
Undistributed long-term capital gain	4,130,628
Distributable earnings	7,255,827
Other accumulated gain/(loss)	—
Total accumulated gain/(loss)	$186,975,078

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2019, Continued

SMID Fund
Tax cost of Investments	$18,936,383
Unrealized Appreciation	3,021,703
Unrealized Depreciation	(2,017,650)
Net unrealized appreciation (depreciation)	1,004,053
Undistributed ordinary income	50,662
Undistributed long-term capital gain	700,467
Distributable earnings	751,129
Other accumulated gain/(loss)	—
Total accumulated gain/(loss)	$1,755,182

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities is primarily due to the tax deferral of losses on wash sales adjustments.

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility details for the year ended June 30, 2019, are as follows:

	Global Equity Fund	SMID Fund
Maximum available credit	$20,000,000	$2,000,000
Largest amount outstanding
on an individual day	2,030,000	—
Average balance when in use	1,501,143	—
Credit facility outstanding
as of June 30, 2019	—	—
Average interest rate when in use	5.00%	—

Interest expenses for the year ended June 30, 2019, are disclosed in the Statements of Operations, if applicable.

Trillium Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Trillium Funds and
the Board of Trustees of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Trillium P21 Global Equity Fund and Trillium Small/Mid Cap Fund (the "Funds"), each a series of Professionally Managed Portfolios (the "Trust"), including the schedules of investments, as of June 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and with respect to Trillium P21 Global Equity Fund, the financial highlights for each of the five years in the period then ended, and with respect to Trillium Small/Mid Cap Fund, the financial highlights for each of the three years in the period ended and for the period August 31, 2015 (commencement of operations) to June 30, 2016, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 29, 2019

Trillium Mutual Funds

EXPENSE EXAMPLES (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees (12b-1), and other Fund expenses.  These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2019 – June 30, 2019).

Actual Expenses

The first line for each respective class of the following tables provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee.  The SMID Fund charges a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares within 90 calendar days after you purchase them.  An Individual Retirement Account will be charged an annual maintenance fee.  To the extent the Funds invest in shares of other investment companies as part of their strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the following examples.

The following examples include, but are not limited to, investment advisory fees, sub transfer agent fees, distribution fees, fund accounting fees, fund administration fees, custody fees, and transfer agent fees.  However, the following examples do not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The "Hypothetical" line for each respective class of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of

Trillium Mutual Funds

EXPENSE EXAMPLES (Unaudited), Continued

return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, each hypothetical line of the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Global Equity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/19	6/30/19	1/1/19 – 6/30/19[1]
Retail Class Actual	$1,000.00	$1,175.20	$7.12
Hypothetical (5% annual
return before taxes)	1,000.00	1,018.25	6.61

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/19	6/30/19	1/1/19 – 6/30/19[1]
Institutional Class Actual	$1,000.00	$1,176.70	$5.61
Hypothetical (5% annual
return before taxes)	1,000.00	1,019.64	5.21

SMID Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/19	6/30/19	1/1/19 – 6/30/19[2]
Institutional Class Actual	$1,000.00	$1,185.00	$5.31
Hypothetical (5% annual
return before taxes)	1,000.00	1,019.93	4.91

[1]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Retail and Institutional Class shares were 1.32% and 1.04%, respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one half-year period).

[2]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Institutional Class shares was 0.98% (reflecting fee waivers in effect), multiplied by the average account value over the period multiplied by 181/365 (to reflect the one half-year period).

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
and Age	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Kathleen T. Barr	Trustee	Indefinite	Former owner	2	Independent
(born 1955)		Term;	of a registered		Trustee for the
c/o U.S. Bank Global		Since	investment adviser,		William Blair
Fund Services		November	Productive Capital		Funds (2013
2020 E. Financial Way		2018.	Management, Inc.;		to present)
Suite 100			formerly, Chief		21 series);
Glendora, CA 91741			Administrative		(Independent
			Officer, Senior		Trustee for the
			Vice President		AmericaFirst
			and Senior		Quantitative
			Managing Director		Funds (2012
			of Allegiant Asset		to 2016).
Management Company
(merged with PNC
Capital Advisors, LLC
in 2009); formerly,
Chief Administrative
Officer, Chief
Compliance Officer
and Senior Vice
President of PNC Funds
and PNC Advantage
Funds (f/k/a Allegiant
Funds) (registered
investment companies).

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
and Age	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Wallace L. Cook	Trustee	Indefinite	Investment	2	Trustee,
(born 1939)		Term;	Consultant;		The Dana
c/o U.S. Bank Global		Since	formerly, Chief		Foundation.
Fund Services		May	Executive Officer,
2020 E. Financial Way		1991.	Rockefeller Trust Co.,
Suite 100			(prior thereto Senior
Glendora, CA 91741			Vice President), and
Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.
(international consumer
products conglomerate.)

Eric W. Falkeis	Trustee	Indefinite	Chief Executive	2	Former
(born 1973)		Term;	Officer, Tidal ETF		Interested
c/o U.S. Bank Global		Since	Services Co. (2018		Trustee,
Fund Services		September	to present); formerly,		Direxion Funds
2020 E. Financial Way		2011.	Chief Operating		(22 series),
Suite 100	Chair-	Indefinite	Officer, Direxion		Direxion Shares
Glendora, CA 91741	person(3)	Term;	Funds (2013 to		ETF Trust
		Since	2018); formerly,		(112 series) and
		August	Senior Vice		Direxion
		2019.	President and Chief		Insurance Trust
			Financial Officer		(2013 to 2018).
(and other positions),
U.S. Bancorp Fund
Services, LLC.

Carl A. Froebel	Trustee	Indefinite	Formerly,	2	None.
(born 1938)		Term;	President and
c/o U.S. Bank Global		Since	Founder, National
Fund Services		May	Investor Data
2020 E. Financial Way		1991.	Services, Inc.
Suite 100			(investment related
Glendora, CA 91741			computer software).

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
and Age	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Steven J. Paggioli	Trustee	Indefinite	Consultant,	2	Independent
(born 1950)		Term;	since July 2001;		Trustee,
c/o U.S. Bank Global		Since	formerly, Executive		AMG Funds
Fund Services		May	Vice President,		(61 series);
2020 E. Financial Way		1991.	Investment		Advisory Board
Suite 100			Company		Member,
Glendora, CA 91741			Administration, LLC		Sustainable
			(mutual fund		Growth
			administrator).		Advisers, LP.

Officers of the Trust
Elaine E. Richards	President	Indefinite	Senior Vice	Not	Not
(born 1968)		Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bancorp Fund
Fund Services		March	Services, LLC,
2020 E. Financial Way		2013.	since July 2007.
Suite 100	Secretary	Indefinite
Glendora, CA 91741		Term;
Since
February
2008.

Aaron J. Perkovich	Vice	Indefinite	Vice President,	Not	Not
(born 1973)	President	Term;	U.S. Bancorp	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Fund Services,
Fund Services		March	LLC, since
615 East Michigan St.		2017.	June 2006.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bancorp Fund
Fund Services		August	Services, LLC
615 East Michigan St.		2016.	since June 2005.
Milwaukee, WI 53202

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
and Age	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bancorp Fund
Fund Services		August	Services, LLC
615 East Michigan St.		2007.	since November
Milwaukee, WI 53202			2016.

Cory Akers	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1978)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bancorp Fund
Fund Services		August	Services, LLC
615 East Michigan St.		2017.	since October
Milwaukee, WI 53202			2006.

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	Officer	Since	Compliance
Fund Services		July	Officer, U.S.
615 East Michigan St.		2011.	Bancorp Fund
Milwaukee, WI 53202	Anti-	Indefinite	Services, LLC
	Money	Term;	since August
	Laundering	Since	2004.
	Officer	July 2011.
	Vice	Indefinite
	President	Term;
Since
July 2011.

(1)	All Trustees of the Trust are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)	At a Board meeting held August 22,2019, Eric Falkeis was appointed as the new Chairperson to replace Dorothy Berry who passed away on August 5, 2019.

Trillium Mutual Funds

FEDERAL TAX INFORMATION (Unaudited)

For the year ended June 30, 2019, the Global Equity Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Taxes Withheld	Gross Dividends
Australia	0.0005	0.0181
Belgium	0.0014	0.0094
Brazil	0.0017	0.0314
Canada	0.0055	0.0369
Switzerland	0.0048	0.0318
China	0.0004	0.0041
Germany	0.0049	0.0326
Denmark	0.0026	0.0177
Spain	0.0029	0.0196
France	0.0146	0.0437
Great Britain (UK)	0.0012	0.0615
Hong Kong	0.0015	0.0411
Indonesia	0.0018	0.0092
Ireland	0.0000	0.0231
India	0.0000	0.0027
Jersey	0.0000	0.0075
Japan	0.0057	0.0567
Kenya	0.0011	0.0110
Korea (South)	0.0045	0.0176
Netherlands	0.0055	0.0370
Norway	0.0017	0.0114
New Zealand	0.0007	0.0044
Portugal	0.0012	0.0078
Sweden	0.0044	0.0148
Taiwan	0.0031	0.0146
United States	0.0000	0.2660
South Africa	0.0016	0.0104

Trillium Mutual Funds

NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended June 30, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from the net investment income designated as the qualified dividend income was as follows:

Global Equity Fund	100.00%
SMID Fund	72.71%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2019, was as follows:

Global Equity Fund	54.90%
SMID Fund	71.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended June 30, 2019, was as follows:

Global Equity Fund	0.00%
SMID Fund	87.48%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Form N-Q is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.

Trillium Mutual Funds

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 209-1962. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.trilliummutualfunds.com.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS (Unaudited)

The Funds are pleased to offer the convenience f viewing shareholder communications, including the Funds’ prospectuses, annual and semi-annual reports, and proxy statements online. Please go to www.trilliummutualfunds.com for more information or to sign up for this service.

Trillium Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non- public personal information would be shared by those entities with unaffiliated third parties.

Adviser
TRILLIUM ASSET MANAGEMENT, LLC
Two Financial Center 60 South Street, Suite 1100
Boston, Massachusetts 02111

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Fund	Class	Symbol	CUSIP
Trillium	Retail Class	PORTX	742935588
P21 Global Equity Fund	Institutional Class	PORIX	742935356

Trillium
Small/Mid Cap Fund	Institutional Class	TSMDX	74316P785

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Trillium P21 Global Equity Fund
	FYE 6/30/2019	FYE 6/30/2018
Audit Fees	$22,100	$22,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Trillium Small/Mid Cap Fund
	FYE 6/30/2019	FYE 6/30/2018
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Trillium P21 Global Equity Fund
	FYE 6/30/2019	FYE 6/30/2018
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

Trillium Small/Mid Cap Fund
	FYE 6/30/2019	FYE 6/30/2018
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Trillium P21 Global Equity Fund
Non-Audit Related Fees	FYE 6/30/2019	FYE 6/30/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Trillium Small/Mid Cap Fund
Non-Audit Related Fees	FYE 6/30/2019	FYE 6/30/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date     September 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date     September 9, 2019

By (Signature and Title)       /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    September 5, 2019

* Print the name and title of each signing officer under his or her signature.